Exhibit 99.2

Consolidated Financial Statements

Ensyn Group, Inc.
September 30, 2004 and 2003

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
Ensyn Group, Inc.

We have audited the accompanying consolidated balance sheets of Ensyn Group, Inc. as at September 30, 2004 and 2003, and the consolidated statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of Ensyn Group, Inc. as at September 30, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Ottawa, Canada, November 19, 2004 [except for note 16 which is as of December 11, 2004].	Chartered Accountants

Ensyn Group, Inc.

CONSOLIDATED BALANCE SHEETS

[thousands of U.S. dollars]

As at September 30

	2004	2003
	$	$

ASSETS		[restated - note 3]
Current
Cash and cash equivalents	779	47
Trade and other receivables	3	446
Due from related parties [note 12]	53	38
Prepaid expenses and other assets	25	126
Current assets related to operations to be distributed [note 3]	2,854	940

Total current assets	3,714	1,597

Investment in joint venture [note 11]	3,890	1,642
Property and equipment [note 4]	2	3
Patents [note 5]	262	108
Goodwill	230	230
Long-term assets related to operations to be distributed [note 3]	6,832	6,122

Total assets	14,930	9,702

LIABILITIES
Current
Accounts payable and accrued liabilities	757	352
Current liabilities related to operations to be distributed [note 3]	670	582

Total current liabilities	1,427	934

Minority interest [note 6]	3,000	—
Long-term liabilities related to operations to be distributed [note 3]	5,104	2,409

	9,531	3,343

Commitments and contingencies [note 13]
Stockholders’ equity
Common shares $0.001 par value
Authorized—5,000,000 shares
Issued 1,796,768 shares [2003 - 1,791,268]	2	2
Additional paid-in capital	19,786	19,581
Share purchase loan	(41)	—
Accumulated other comprehensive income	69	14
Accumulated deficit	(14,417)	(13,238)

Total stockholders’ equity	5,399	6,359

Total liabilities and stockholders’ equity	14,930	9,702

The accompanying notes are an integral part of these consolidated financial statements.

Ensyn Group, Inc.

CONSOLIDATED STATEMENT OF OPERATIONS

[thousands of U.S. dollars]

As at September 30

	2004	2003
	$	$

		[restated - note 3]

REVENUE	300	689

Operating expenses:
Development	900	649
General and administrative	841	301
Depreciation and amortization	15	35

	1,756	985

Loss from continuing operations before the following	(1,456)	(296)
Foreign exchange gain (loss)	8	(11)
Interest expense	(5)	—
Interest and dividend income	1	8

Loss from continuing operations before income taxes	(1,452)	(299)
Income tax recovery
Current	15	—
Deferred	—	—

Loss from continuing operations	(1,437)	(299)
Income (loss) from assets to be distributed, net of income taxes [note 3]	258	(307)

Net loss	(1,179)	(606)

The accompanying notes are an integral part of these consolidated financial statements.

Ensyn Group, Inc.

CONSOLIDATED STATEMENTS OF
STOCKHOLDERS’ EQUITY

[thousands of U.S. dollars]

As at September 30

					Accumulated
			Additional	Share	Other		Total
	Common Stock		Paid-in	Purchase	Comprehensive	Accumulated	Stockholders’
	Shares	Amount	Capital	Loan	Loss	Deficit	Equity
	#	$	$	$	$	$	$

Balance at September 30, 2002	1,341,655	1	17,469	—	3	(12,632)	4,841
Issuance of common stock	449,613	1	2,112	—	—		2,113
Exchange translation adjustment	—	—	—	—	11	—	11
Net loss	—	—	—	—	—	(606)	(606)

Comprehensive loss							(595)

Balance at September 30, 2003	1,791,268	2	19,581	—	14	(13,238)	6,359

Issuance of common stock	5,500	—	41	(41)	—	—	—
Stock option compensation	—	—	164	—	—	—	164
Exchange translation adjustment	—	—	—	—	55	—	55
Net loss	—	—	—	—	—	(1,179)	(1,179)

Comprehensive loss							(1,124)

Balance at September 30, 2004	1,796,768	2	19,786	(41)	69	(14,417)	5,399

The accompanying notes are an integral part of these consolidated financial statements.

Ensyn Group, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS

[thousands of U.S. dollars]

As at September 30

	2004	2003
	$	$

		[restated - note 3]
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net loss	(1,179)	(606)
Less income (loss) from operations to be distributed, net of taxes	258	(307)

Net loss before operations to be distributed	(1,437)	(299)

Items not involving cash
Amortization	15	35
Loss on disposal of property and equipment	—	14
Stock option compensation expense	49	—
Changes in operating assets and liabilities
Trade and other receivables	443	(240)
Due to (from) related parties	473	(432)
Prepaid expenses and other assets	101	(43)
Accounts payable and accrued liabilities	42	(14)
Deferred revenue	—	(75)

Net cash used in operating activities	(314)	(1,054)
Net cash provided by operations to be distributed	505	563

Net cash provided by (used in) operating activities	191	(491)

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES
Patent costs	(168)	(99)
Investment in joint venture	(1,786)	(1,294)
Sale of property and equipment	—	98

Net cash used in investing activities	(1,954)	(1,295)
Net cash used in operations to be distributed	(1,367)	(466)

Net cash used in investing activities	(3,321)	(1,761)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Issuance of common stock	—	1,351
Ivanhoe investment in EPI	3,000	—

Net cash provided by (used in) financing activities	3,000	1,351
Net cash provided by (used in) operations to be distributed	2,058	(73)

Net cash provided by financing activities	5,058	1,278

Effect of exchange rate changes on cash from operations to be distributed	65	32

Net change in cash and cash equivalents	1,993	(942)
Less increase in cash and cash equivalents from operations to be distributed	1,261	56

Change in cash and cash equivalents from continuing operations	732	(998)

Cash and cash equivalents beginning of year	47	1,045

Cash and cash equivalents, end of year	779	47

Supplemental disclosure
Cash paid for interest from operations to be distributed	(96)	(28)
Income taxes recovered from operations to be distributed	208	—

The accompanying notes are an integral part of these consolidated financial statements.

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

1. DESCRIPTION OF BUSINESS

Ensyn Group, Inc.’s business is the development, ownership and operation of facilities which utilize the Ensyn technology to upgrade heavy oil and other heavy petroleum products and to process bio-mass into chemicals and bio-fuels, and to exploit such technology through third-party arrangements. The Company was formed as a Delaware corporation on July 16, 1996.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

These consolidated financial statements have been prepared by management in accordance with United States generally accepted accounting principles (“GAAP”) for private companies and have been reported in United States dollars.

Basis of consolidation

These consolidated financial statements include all assets, liabilities, revenues and expenses of Ensyn Group, Inc. [“EGI”] and its 85.5% owned subsidiary Ensyn Petroleum International Limited [“EPI”] and its subsidiaries, collectively referred to herein as the “Company”. All significant inter-company accounts and transactions between continuing operations have been eliminated upon consolidation. The results of all periods presented reflect the operations of EGI’s wholly-owned subsidiary Ensyn Renewables, Inc. [“ERI”] and its subsidiaries, as operations to be distributed [see note 3].

Investments in corporate joint ventures are accounted for using the equity method.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Foreign currency translation

The financial statements of the Company and its foreign subsidiaries have been translated into U.S. dollars in accordance with the Financial Accounting Standards Board’s [FASB] Statement No. 52, “Foreign Currency Translation.” The financial statements of the parent and foreign subsidiaries are measured using the local currency as the functional currency. All balance sheet amounts have been translated using the exchange rates in effect at the applicable year end. Income statement

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

amounts have been translated using the weighted average exchange rate for the applicable year. The gains and losses resulting from the changes in exchange rates from year to year have been reported as a separate component of stockholders’ equity.

Investment tax credits

Investment tax credits which are earned as a result of qualifying research and development expenditures, are recognized when the expenditures are made and their realization is reasonably assured, and are applied to reduce the current year’s tax expense.

Cash Equivalents

Cash equivalents consist of term deposits with original maturities of three months or less.

Revenue Recognition

Revenue from the sale of goods is recognized when all of the following criteria are met: persuasive evidence of an agreement exists, delivery has occurred, the price is fixed and determinable and collection is reasonably assured. Revenue from long-term contracts is dependent on completed milestones. Revenue from service contracts is recognized as work is performed.

Patents

Legal costs incurred to obtain patents on new technology developed by the Company or developed by third parties on behalf of the Company as well as the costs of patents acquired are capitalized. These costs are amortized over the patents remaining useful life [15 years] on a straight-line basis.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of tangible and identifiable intangible assets of businesses acquired, net of any liabilities assumed.

Goodwill and intangible assets deemed to have indefinite lives are no longer amortized but are subject to annual impairment tests.

As of September 30, 2004, there was no impairment of goodwill.

Research and development

Research and development costs are expensed as incurred.

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

Income taxes

Income taxes are computed using the liability method. Under this method, deferred income tax assets and liabilities are determined based on temporary differences between the financial reporting and tax bases of assets and liabilities and are measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse.

Property and equipment

Property and equipment are recorded at cost. Depreciation is computed over the estimated useful lives as follows:

Building	4% declining balance
Office equipment	20% declining balance
Plant equipment	10% – 20% declining balance
Computer equipment	30% declining balance

Property and equipment are tested for impairment when evidence of a decline in value exists and are adjusted to estimated fair value if the asset is impaired.

Government incentives

Government incentives are recorded as a reduction of the expense on the cost of the asset acquired to which the incentive applies. The benefits are recognized when the Company has complied with the terms and conditions of the approved grant program.

Stock-based compensation

The Company has adopted the disclosure-only provisions of SFAS No. 123, “Accounting for Stock-Based Compensation”. The Company applies APB Opinion No. 25, “Accounting for Stock Issued to Employees” and related interpretations in accounting for its plans. Stock-based compensation provided to non-employees and affiliates of the Company is accounted for in accordance with SFAS No. 123.

3. OPERATIONS TO BE DISTRIBUTED

Prior to year-end, a plan to reorganize by distributing the common stock of its wholly-owned subsidiary directly to the shareholders of the Company, was initiated and is to be completed prior to the closing of the Agreement and Plan of Merger [see note 16]. This distribution will include ERI’s renewable energy and natural chemicals business, the facilities and equipment which utilize the Ensyn technology to process biomass into chemicals and all related assets and liabilities.

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

The summarized operating results and financial position data of assets to be distributed are as follows:

	2004	2003
(Amounts in $000’s)	$	$

OPERATING RESULTS
Revenue	2,293	3,028

Expenses
Development expenses	(363)	(432)
Research expenses	(311)	(800)
Production	(471)	(922)
General and administrative	(449)	(629)
Depreciation and amortization	(582)	(500)
Foreign exchange loss	(21)	(111)
Gain on disposal of assets	91	—
Interest expense	(126)	(24)
Interest and dividend income	102	—

Income (loss) before taxes and minority interest	163	(390)

Income tax recovery- Current	77	33
Income tax recovery- Deferred	101	101
Minority interest	(83)	(51)

Income (loss) from operations to be distributed	258	(307)

Related party transactions

The amounts include intercompany activities between operations to be distributed and continuing operations are as follows:

(Amounts in $000’s)	$	$

Revenue	570	485
General and administrative	81	43
Income tax expense	15	—

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

	2004	2003
(Amounts in $000’s)	$	$

FINANCIAL POSITION DATA

Assets of operations to be distributed:
Cash	1,518	256
Trade and other receivables	1,204	543
Prepaid expenses and other assets	132	141

Total current assets	2,854	940

Deferred financing costs	467	54
Property and equipment	2,531	1,954
Patents	3,834	4,114

Total non-current assets	6,832	6,122

Total assets of operations to be distributed	9,686	7,062

LIABILITIES OF OPERATIONS TO BE DISTRIBUTED
Accounts payable and accrued liabilities	450	536
Deferred revenue	204	—
Current portion of long-term debt	16	46

Total current liabilities	670	582

Deferred income tax	1,011	1,112
Long-term debt	2,838	86
Minority interest	336	—
Redeemable preferred stock of a subsidiary	919	1,211

Total liabilities of operations to be distributed	5,774	2,991

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

Property and equipment

	2004	2003
(Amounts in $000’s)	$	$

Land	—	47
Building	—	483
Office equipment	95	89
Plant equipment	1,646	1,690
Computer equipment	196	172
Construction in process	3,882	550
Less: government incentives	(2,371)	(70)

	3,448	2,961
Less: accumulated depreciation	(917)	(1,007)

Net property and equipment	2,531	1,954

During fiscal 2003, ERI began construction of a bio-refinery facility in Ontario, Canada for the production of natural chemicals and power. Costs related to this biomass facility are reflected as construction in process. ERI has received grant commitments for eligible costs from the Ontario and Canadian governments totaling $4,300,000 [CDN $5,400,000] and has secured a $1,600,000 [CDN $2,025,000] loan from a municipal association. As at September 30, 2004, ERI had earned and recorded cumulative grant contributions of $2,415,000 [CDN $3,238,000] of which $2,371,000 [2003 - $70,000] related to construction in process.

On October 3, 2003, ERI sold its land and building for net proceeds of $492,000, resulting in a net gain on disposal of $91,000.

Patents

	2004	2003
(Amounts in $000’s)	$	$

Patents	5,947	5,845
Less: accumulated amortization	(2,113)	(1,731)

Net patents	3,834	4,114

Amortization of patents anticipated for the next five years will be approximately $395,000 per year.

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

Long-term debt and other obligations

	2004	2003
(Amounts in $000’s)	$	$

Canadian government agency loan with a combined interest rate of 10% payable as described below, principal repayable in two equal installments on March 31, 2009 and 2010.	2,408	—

Municipal government agency loan with interest of 6.78% compounded semi-annually and payable monthly, principal repayable in nine equal annual installments commencing April 1, 2006.	430	—

First mortgage on land and building with interest at prime plus 1.25%, principal repayable in monthly installments of $1,106.	—	99

Lease facilities with interest at 5.2% repayable in monthly installments, including principal and interest, until March 2005.	16	33

	2,854	132

Less: current portion	(16)	(46)

	2,838	86

As at September 30, 2004, a subsidiary of ERI, Ensyn Technologies Inc. [“ETI”] had $16,000 due under the lease facility and has reported this balance as a current portion of long-term debt and other obligations. ETI was not in compliance with a covenant for this lease facility. The debt holder has authorized the breach.

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

Federal government agency loan

On March 29, 2004, ETI secured a loan from a Canadian government agency of $2,370,000 [CDN $3,000,000]. The loan principal is repayable in two equal installments on March 31, 2009 and March 31, 2010. Interest on the loan is calculated and payable as follows:

[i]	7% per annum calculated and paid monthly in arrears, commencing on March 31, 2004 and ending on March 31, 2007; and

[ii]	3% per annum calculated and compounded quarterly commencing on March 31, 2004 and ending on March 31, 2007, accruing up until March 31, 2009 and then payable in equal monthly installments commencing on April 30, 2009 and finishing on March 31, 2010.

[iii]	10% per annum calculated and paid monthly in arrears from April 30, 2007 to March 31, 2010.

The loan is collateralized by a general security agreement covering all of the assets and intellectual property of ERI. This security interest is subordinate to the security interest of ERI’s bank and of the municipal government agency as detailed below. The life insurance policies of three executives for a minimum amount of $790,000 [$CDN 1,000,000] each have been assigned to the borrower. In addition, warrants were granted to the lender to purchase common stock of ERI representing a 10.875% fully diluted interest. The warrants are exercisable for a period of seven years at an aggregate exercise price of $830,000 [CDN $1,050,000]. ERI recorded the fair value of these warrants of $336,000 as deferred financing costs and minority interest of the operations to be distributed and will recognize that value as non-cash interest expense over the term of the loan agreement.

Municipal government agency loan

On March 31, 2003 ETI secured a loan from a municipal government agency having a maximum borrowing limit of $1,600,000 [CDN $2,025,000]. As of September 30, 2004, ETI has received $430,000 [CDN $543,000]. The loan bears interest at a rate of 6.78% per annum compounded semi-annually and is payable monthly. Loan principal is repayable in nine equal annual installments commencing on April 1, 2006 and ending on April 1, 2014. The loan is collateralized by a security interest in all present and future tangible property of ETI. This security interest is subordinate only to ETI’s bank for up to $1,580,000 [CDN $2,000,000]. EGI has agreed to advance to ETI amounts up to $395,000 [CDN $ 500,000]. Amounts will only be advanced if ETI cannot meet certain debt servicing ratios required under this loan and will be limited to the amount necessary, when added to earnings, will achieve the debt servicing ratio. No interest or payments, on these advances, can be made until the Municipal Government Agency Loan has been repaid in full.

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

First mortgage on land and buildings

The first mortgage was secured by the land and buildings to which they relate. The balance of secured debt is secured by the assets of an ERI subsidiary. The first mortgage on land and building was repaid on October 3, 2003.

Operating line of credit

The Company has an operating line of credit with a maximum borrowing limit of $158,000 [CDN $200,000 - with interest at bank prime plus 0.5%. As at September 30, 2004, $nil [2003 - $96,000] had been drawn on this facility.

The minimum loan principal payments required in the next five years are as follows:

(Amounts in $000’s)	$

Year ending September 30, 2005	16
2006	48
2007	48
2008	48
2009	1,252
Thereafter	1,442

2,854

Redeemable preferred stock of a subsidiary

In connection with the acquisition of ETI on February 26, 1999, a wholly-owned subsidiary of ERI issued 3,637,500 shares of preferred stock. The preferred stock has a par value of $1.42 [Cdn $1.80] and a liquidation value of the same amount plus accrued and unpaid dividends [“Ensyn Preferred Stock”]. The Ensyn Preferred Stock is redeemable at any time by the ERI subsidiary and has a 5% cumulative annual dividend rate, payable on February 26. The subsidiary redeemed 263,495 shares in 2004 and 3,125 shares in 2003. The accrued dividend is reflected as minority interest.

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

In January 2003, 28,930 Ensyn Preferred Stock were acquired by EGI in exchange for common stock of EGI under a private placement. In addition, EGI also issued $761,000 shares of common stock in exchange for 616,950 shares of preferred stock in entities controlled by holders of Ensyn Preferred Stock [“Shareholders Preferred Stock”], having the same terms as the Ensyn Preferred Stock. Any payment of interest, retraction or redemption of the Ensyn Preferred Stock will result in the same payment of interest, retraction or redemption in the Shareholders Preferred Stock held by ERI. On September 30, 2003, as part of the reorganization, ERI acquired the shareholder’s preferred stock from EGI. The Ensyn Preferred Stock has been disclosed net of the Shareholders Preferred Stock.

In January 2002, a majority of Ensyn Preferred Stock shareholders agreed to extend the period over which the ERI subsidiary will purchase their stock in exchange for an annual deferral fee of 2.5% on the balance of shares subject to extension and certain other rights. Shareholders of 616,950 shares of Ensyn Preferred Stock have agreed to waive any interest and deferral fee payable on the Ensyn Preferred Stock held by them up to the period ended February 26, 2003.

The Ensyn Preferred Stock, disclosed net of the Shareholders Preferred Stock, are redeemable as follows:

	Ensyn Preferred		Shareholder		Ensyn Preferred
	Stock		Preferred Stock		Stock, net

Date	Shares	$000’s	Shares	$000’s	Shares	$000’s

February 26, 2005	645,880	919	322,940	460	322,940	459
February 26, 2006	645,880	919	322,940	459	322,940	460

	1,291,760	1,838	645,880	919	645,880	919

The Ensyn Preferred Stock is not convertible into any other security of the Company, and the holders thereof have no voting rights.

Income taxes

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities are as follows:

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

	2004	2003
(Amounts in $000’s)	$	$

Deferred tax assets:
Net operating loss carryforwards	765	1,099
Depreciation and amortization	—	4
Investment tax credits	562	575

	1,327	1,678
Less: valuation allowance	(1,065)	(1,588)

	262	90

Deferred tax liabilities:
Investment tax credits	139	12
Depreciation and amortization	123	78
Patents	1,011	1,112

	1,273	1,202

Net non-current deferred tax liability	1,011	1,112

ERI has recorded a valuation allowance equal to substantially all of the deferred tax assets as ERI is unable to determine that it is more likely than not that the majority of the deferred tax asset will be realized.

As of September 30, 2004, one of ERI’s wholly-owned subsidiaries had net operating loss carryforwards in the United Kingdom of $3,417,000. This loss can be carried forward indefinitely.

As of September 30, 2004, a wholly-owned subsidiary of ERI had net operating loss carryforwards in Canada of $275,000. These losses expire as follows; 2006 - $159,000; 2007 - $40,000; 2008 - $18,000; 2009 - $25,000; 2010 - $18,000; 2011 - $15,000. These companies had investment tax credit carryforwards in the amount of $562,000 which will expire as follows: 2010 - $42,000; 2011 - $260,000; 2012 - $154,000; 2013 - $76,000; 2014 - $30,000.

During the year, a subsidiary of ERI was successful in its appeal to the Tax Court of Canada in the assessment made for the 1995 taxation year. The judgement increased qualified Scientific Research Expenditures eligible for a refundable tax credit. Included in the current income tax provision is the refundable tax credit of $112,000.

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

4. PROPERTY AND EQUIPMENT

	2004	2003
(Amounts in $000’s)	$	$

		[restated- note 3]

Office equipment	9	9
Less: accumulated depreciation	(7)	(6)

Net property and equipment	2	3

5. PATENTS

	2004	2003
(Amounts in $000’s)	$	$

		[restated- note 3]

Patents	300	132
Less: accumulated amortization	(38)	(24)

Net patents	262	108

Amortization of patents anticipated for the next five years will be approximately $14,000 per year.

6. MINORITY INTEREST

During fiscal 2004, Ivanhoe Energy Inc. [“Ivanhoe”] acquired a total of 6,580 common shares of EPI representing a 14.5% interest for total consideration of $3,000,000 [see note 11].

7. CAPITAL STOCK

In February 2003, the Company closed a private placement issuing 449,613 shares of common stock for gross proceeds of $2,240,000. Proceeds of $1,479,000 were received in cash and the balance of $761,000 was paid with redeemable and retractable Preferred Shares issued by shareholders. Share issue costs were $128,000.

During fiscal 2004, the Company issued 5,500 shares of common stock for $41,250 to an officer of the Company in exchange for a 2% interest bearing promissory note, repayable in 2 equal installments on March 31, 2005 and March 31, 2006. The Company has recorded this share purchase loan as a reduction of capital.

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

8. STOCK OPTIONS

EGI has qualified and non-qualified stock option plans that provide for the issuance of a maximum total of 180,000 options to acquire shares in the common stock of EGI. Eligible participants in the plans include employees, consultants and directors of the Company.

All stock options expire ten years from the date granted and vest over service periods that range from the date of the grant to five years. All issued options have an exercise price of $7.50 - $80 per share.

The exercise price of options granted pursuant to the qualified plan is 100% of the fair market value when granted as determined by a committee of the Board of Directors set up to administer the plan. The non-qualified plans provide for the issuance of non-qualified stock options with an exercise price of no less than 50% of the current fair market value of the stock.

The following is a summary of EGI’s stock option activity:

		Weighted Average
		Exercise Price
	Options	Per Share
	#	$

Balance at September 30, 2002	158,860	48.59
Granted in the year	6,000	7.50
Exercised	(6,000)	20.00
Expired	(5,250)	57.56

Balance at September 30, 2003	153,610	47.80
Granted in the year	40,000	7.50
Exercised	(5,500)	7.50
Expired	(14,100)	53.50
Forfeited	(28,250)	73.19

Balance at September 30, 2004	145,760	$32.79

Exercisable at September 30, 2004	145,760	$32.79

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

As at September 30, 2004, outstanding EGI options are summarized as follows:

Option Exercise	Number of Options	Number of
Price	Outstanding	Options Vested	Expiry
$	#	#

$7.50	40,500	40,500	October 1, 2013
20.00	24,960	24,960	March 3 - August 7, 2007
30.00	26,485	26,485	September 30, 2012
40.00	8,535	8,535	November 14, 2011 - March 28, 2012
50.00	21,000	21,000	March 1 - October 1, 2008
60.00	5,800	5,800	May 16, 2010
70.00	3,560	3,560	September 30, 2010 - November 30, 2011
80.00	14,920	14,920	May 13, 2009 - July 15, 2009

	145,760	145,760

Accounting for stock options
Pro forma information regarding the net loss is required by SFAS 123, and has been determined as if the Company has accounted for its stock options under the fair value method consistent with the method prescribed by that Statement. The fair values for these options were estimated at the date of grant using the minimum value option pricing model with the following assumptions for 2004 and 2003: risk-free interest rates of 4% [2003 - 6%], dividend yield of 0% and an expected life of four years [2003 - four years]. The effects of applying SFAS 123 for recognizing compensation expense or providing pro forma disclosures may not be representative of the effects on reported net income or loss for future years.

The pro forma information is as follows:

	2004	2003
(Amounts in $000’s)	$	$

		[restated- note 3]

Net loss from continuing operations, as reported	1,437	299
Pro forma compensation expense (recovery) for the year	(627)	262

Pro forma net loss from continuing operations	810	561

Pro forma compensation expense for fiscal 2004 is comprised of an expense relating to employee and director options issued during fiscal 2004 and to previously issued options vesting during the year of $172,000 net of a recovery related to options expiring during the year of $799,000 [2003 - $344,000 net of a recovery related to options expiring during the year of $82,000].

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

During fiscal 2004 the Company issued options to consultants and recorded additional paid-in capital of $164,000. Of that total $49,000 was recorded as a development expense and $115,000 as an additional investment in the Joint Venture.

EPI stock options
EPI has established the EPI 2001 Stock Incentive Plan for employees, directors and consultants of EPI that provide for the issuance of a maximum total of 10% of EPI’s issued common stock. As at September 30, 2004 this equated to 4,538 shares. Under the terms of the plan, options are granted having an exercise price at fair market value, a 10 year term to expiry and vesting periods ranging from the date of grant to two years.

The following is a summary of stock option activity for the EPI plan:

		Weighted
		Average
		Exercise
		Price
	Options	Per Share
	#	$

Balance at September 30, 2002	—	—
Granted in the year	1,800	346.50
Exercised	—	—
Expired	—	—

Balance at September 30, 2003	1,800	346.50

Granted in the year	1,685	213.19
Exercised	—	—
Expired	(800)	500.00

Balance at September 30, 2004	2,685	216.90

Exercisable at September 30, 2004	2,164	207.19

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

As at September 30, 2004 outstanding EPI options are summarized as follows:

Option Exercise	Number of Options	Number of
Price	Outstanding	Options Vested	Expiry
$	#	#

193.00	900	900	July 1, 2013
193.00	1,550	1,164	October 1, 2013
500.00	100	100	May 9, 2013
441.00	135	—	July 1, 2014

	2,685	2,164

9. WARRANTS

The Company has issued warrants for acquiring common shares of the Company pursuant to financing and project development activities. The following is a summary of warrant activity:

		Weighted Average
		Exercise Price
	Warrants	Per Share
	#	$

Balance at September 30, 2002	127,250	71.75
Granted in the year	20,000	25.00

Balance at September 30, 2003	147,250	65.40
Granted in the year	20,000	25.00

Balance at September 30, 2004	167,250	60.57

No warrants were exercised, forfeited or expired during the year ended September 30, 2004 or 2003.

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

The following table summarizes information about the Company’s warrants outstanding at September 30, 2004:

Warrant Exercise	Number of
Price	Shares	Expiry
$	#

25.00	40,000	October 1, 2005
30.00	25,000	One year after Initial Public Offering of Company
40.00	10,000	One year after Initial Public Offering of Company
80.00	62,250	One year after Initial Public Offering of Company
100.00	20,000	One year after Initial Public Offering of Company
100.00	10,000	December 17, 2005

	167,250

10. INCOME TAXES

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities are as follows:

	2004	2003
(Amounts in $000’s)	$	$

Deferred tax assets:
Net operating loss carryforwards	3,531	3,062
License	272	272

	3,803	3,334

Less: valuation allowance	(3,613)	(3,118)

	190	216
Deferred tax liabilities:
Fixed assets	190	216

Net non-current deferred tax liability	—	—

The Company has recorded a valuation allowance for substantially all deferred tax assets as the Company is unable to determine that it is more likely than not that the majority of the deferred tax asset will be realized.

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

As at September 30, 2004, the Company had net operating loss carryforwards in the United States of $8,826,000 which expire as follows: 2016 - $16,000; 2017 - $505,000; 2018 - $2,327,000; 2019 - $1,768,000; 2020 - $1,078,000; 2021 - $1,471,000; 2022 - $186,000; 2023 - $ 328,000; 2024 - $ 1,147,000.

11. ENSYN PETROLEUM INTERNATIONAL LIMITED AGREEMENTS

Ivanhoe agreements
In March and May of 2003, EPI entered into a Project Agreement and a Cooperation Agreement, respectively with Ivanhoe. Under the terms both companies agreed to evaluate the Ensyn RTP Process [“RTP Process”] on heavy crude oil produced from Ivanhoe South Midway field.

In January 2004, EGI and EPI signed a Stock Purchase and Shareholders’ Agreement [“SPA”] with Ivanhoe pursuant to which Ivanhoe acquired 4,311 common shares of EPI, representing a 10% equity interest, and exclusive rights to use the proprietary Ensyn RTP Process [“RTP Process”] in several key international markets. Ivanhoe paid $2.0 million and granted EPI the right to acquire an equity interest in each international oil development project in which Ivanhoe uses the RTP Process. The purchase price was paid in four equal installments of $500,000 and was to be subject to the attainment of specific milestones as follows: [i] upon signing the December 2003 heads of agreement, [ii] upon signing of the Stock Purchase and Shareholders’ Agreement, [iii] upon EPI delivering a Commercial Demonstration Facility [“CDF”] to California, and [iv] upon confirmation of the economic viability of the RTP Process from the CDF. On June 17, 2004 EGI and EPI entered into an agreement to amend certain terms of the Advance Agreement and the SPA such that the final payment of $500,000 contemplated under the SPA was paid on June 29, 2004 notwithstanding that the economic viability of the RTP Process was not yet confirmed by the CDF.

Pursuant to the SPA, Ivanhoe has the exclusive right to be issued RTPTM process licenses in China, Mongolia, Oman, Iraq and all countries of South America except Venezuela (“Ivanhoe Territories”). In the Ivanhoe Territories, Ivanhoe has exclusive rights for an initial term of five years, subject to extension if and when commercial applications develop, but in any case subject to a maximum term of 13 years. For each RTPTM project developed by Ivanhoe in the Ivanhoe Territories, EPI has the right to acquire an equity participation of no less than ten percent of Ivanhoe’s interest, for the same proportionate cost as paid by Ivanhoe. If EPI elects to acquire an equity interest, EPI’s equity interest will offset and eliminate the payment of license fees for use of the process license in such project. In addition, the projects Ivanhoe may develop in Ivanhoe Territories in South America other than in Peru, EPI may acquire an equity interest equal to 25% of Ivanhoe’s interest in such project for the same proportionate cost as paid by Ivanhoe.

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

In April 2004, EGI and EPI entered into an Advance Agreement with Ivanhoe pursuant to which Ivanhoe advanced to EPI an additional $1.0 million in consideration for the right to take an additional 4.5% equity interest in EPI. On August 27, 2004, Ivanhoe exercised its right and acquired an additional 2,269 common shares of EPI representing a 4.5% equity interest in EPI. This resulted in Ivanhoe having a total 14.5% equity interest in EPI.

During a one year period commencing January 15, 2006, Ivanhoe, at its sole option, may elect to require EPI to reacquire all of the common shares it acquired pursuant to the SPA and the Advance Agreement, for the same consideration paid, being $3,000,000, if by January 15, 2006 the EPI shares are not publicly traded.

ITS Ensyn LLC joint venture
In January 2002, EPI entered into a joint venture agreement with ITS Engineered Systems, Inc. [“ITS”] to manufacture and sell RTP equipment for the field upgrading of petroleum. The members, EPI and ITS, have an equal 50% interest in the profits and losses of ITS Ensyn LLC [“Joint Venture”]. In connection with the joint venture agreement the Joint Venture was granted an exclusive right and license to use the RTP technology and related improvements to manufacture RTP equipment and to receive a fixed fee [“Fixed Fee”] with respect to any facility manufactured by any party other than the Joint Venture.

Upon formation of the Joint Venture, EPI and ITS each agreed to fund the Joint Venture with up to $1.5 million for the construction of a CDF to be owned and operated by the Joint Venture up until its sale to a third party. Under the terms of the Joint Venture agreement additional funds needed to complete the CDF will be loaned to the Joint Venture by each member in an equal amount. Additional funds loaned to the Joint Venture bear interest at the bank prime rate.

A Fixed Fee is payable to the Joint Venture each time RTP equipment is manufactured wholly or in part by entities other than the Joint Venture in order to compensate the Joint Venture for the loss of net income that would have resulted from the Joint Venture’s manufacture of such equipment. The Fixed Fee is a one-time fee for each facility installed determined based on factors including the capacity and application of the RTP equipment.

In connection with the Joint Venture agreement, EGI has issued to ITS warrants to purchase a total of 40,000 common shares of EGI. These warrants have an exercise price of $25 per share and expire on October 1, 2005.

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

Since its inception the Joint Venture has capitalized all costs incurred as property and equipment assets relating to the CDF. In accordance with FIN (R), “Consolidation of Variable Interest Entities,” the maximum exposure to risk of this entity is the value of the investment in the joint venture.

Aera Energy LLC agreements
In 2003, EPI entered into a Project Agreement and License Agreement with Aera Energy LLC [“Aera”] allowing EPI to construct a commercial demonstration facility on Aera property in California to demonstrate the RTP Process for the upgrading and partial upgrading of bitumen, heavy oil and other difficult petroleum-based feedstocks. The CDF is constructed and the Joint Venture is currently completing commissioning.

EPI has access and use of the Aera site during the testing and demonstration period but is required to provide Aera with information, including the results from testing of the CDF. Aera will provide crude oil for testing and will receive upgraded oil product in return. At the request of Aera, EPI may perform tests desired by Aera using the facility for up to thirty days. In the future, EPI has agreed that it will provide steam produced by EPI-owned RTP units installed in the State of California to Aera at a price equal to the lowest price charged to other customers.

Under the terms of the agreement the testing and demonstration of the CDF will be carried out before December 2005. Within six months after the testing and demonstration period of the project EPI is responsible for restoring the site to its original condition prior to the Project Agreement.

Conoco Canada Resources Limited agreement
In August 2000, EPI and Conoco Canada Resources Limited [“Conoco” formerly Gulf Canada Resources Limited] entered into an agreement which superceded prior agreements with Conoco and resulted in the following:

[i]	the subscription by Conoco for 26,450 common shares of EGI;

[ii]	the acquisition by Conoco of a license for use of RTP; and

[iii]	funding of up to $1,581,000 [CDN $2,000,000] in progress payments related to the construction of the CDF.

To date, Conoco has funded $790,000 [CDN $1 million] in progress payments.

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

For a period up to August 2010, Conoco has the right to place orders for the construction of RTP Equipment for one or more Conoco facilities having an aggregate design feedstock input capacity of up to 250,000 barrels-per-day, but with no individual Conoco facility having a capacity of less than 5,000 barrels-per-day. No royalties are payable by Conoco on the use of the RTP technology relating to initial facilities having up to an aggregate feedstock input capacity of 50,000 barrels-per-day. Thereafter, Conoco will pay a royalty equal to the minimum applicable rate on the value uplift realized from the use of the technology, as set out in the agreement.

12. RELATED PARTY TRANSACTIONS

The Company incurred the following expenditures with related parties during the year:

	2004	2003
(Amounts in $000’s)	$	$

Development	649	624
General and administration	162	—

During the year the Company recorded consulting fees of $208,000 [2003 - $139,000] to directors of the Company and recorded legal fees to an immediate family member of a director of $33,000 [2003 - $nil]. The Company also recorded development and administrative expenses of $570,000 [2003 - $485,000] from the operations to be distributed.

During the year the Company has recorded revenue to operations to be distributed of $81,000 [2003 - $43,000] and revenue from the Joint Venture of $219,000 [2003 - $201,000].

In accordance with a tax loss sharing agreement with ERI, the Company recorded a tax recovery of $15,000 [2003 - $nil] recoverable from ERI.

Amounts due from related parties have no fixed repayment terms, are non-interest bearing and are comprised as follows:

	2004	2003
(Amounts in $000’s)	$	$

Due from related parties
Due from officers	53	38

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

13. COMMITMENTS AND CONTINGENCIES

As at September 30, 2004, the Company was committed under operating leases for $2,000 in fiscal 2005.

For the year ended September 30, 2004, the Company incurred rent expense of $7,000 [2003 - $25,000].

As at September 30, 2004 the Company was committed to purchase the following assets:

	2004	2003
(Amounts in $000’s)	$	$

Investment in Joint Venture	80	25

A subsidiary of EPI has a contingent future obligation to pay $1.9 million in the event, and at such time that, the sale of units incorporating the RTP technology for petroleum applications reach a total of $100 million.

EGI has agreed to advance to a subsidiary of ERI amounts up to $395,000 [CDN $500,000]. Amounts will only be advanced if this subsidiary cannot meet certain debt servicing ratios required under a municipal government agency loan agreement, and will be limited to the amount necessary, when added to earnings, will achieve the debt servicing ratio. No interest or payments, on these advances, can be made until this loan has been repaid in full.

Under the terms of the License Agreement with Aera, EPI is responsible for restoring the site to its original condition [see note 11].

EGI has guaranteed the payment of a 5% cumulative annual dividend, payable February 26th and the redemption of the preferred stock issued by a subsidiary of ERI. As at September 30, 2004, all dividends accrued up to February 26, 2004 have been paid and the preferred stock is redeemable as follows:

Redemption
Date (amounts in $000’s)	$

February 26, 2005	459
February 26, 2006	460

919

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

14. CONCENTRATIONS OF CREDIT RISK

Potential concentrations of credit risk for the Company relate principally to cash and cash equivalents. The Company deposits short-term cash surpluses only with high credit quality banks.

The Company had revenue from the following sources:

	% of revenue
	September 30,
	2004	2003
(Amounts in $000’s)%		%

Joint venture	73	30
Related party	27	6
One customer	—	64

	100	100

15. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The Company’s consolidated financial statements have been prepared in accordance with US GAAP which, in the case of the Company, is in conformity in all material respects with Canadian GAAP, with the following exceptions:

[a]	The Company accounts for its joint venture investments using the equity method. Under Canadian GAAP, the joint venture would be accounted for using the proportionate consolidation method.

[b]	The Company accounts for research and development tax credits as a reduction to the tax provisions. Under Canadian GAAP these credits would be recorded as a reduction to research expenditures.

[c]	The Company accounts for capital at par value and additional paid-in-capital. Under Canadian GAAP capital is disclosed as capital stock and contributed surplus. Also under Canadian GAAP accumulated other comprehensive income is not disclosed.

Effects on the consolidated net earnings:

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

	2004	2003
(Amounts in $000’s)	$	$

Net loss from continuing operations per US GAAP	(1,437)	(299)
Current year adjustments per Canadian GAAP	—	—

Net loss from continuing operations, as adjusted per Canadian GAAP	(1,437)	(299)

Net income (loss) from assets to be distributed, net of income taxes per US GAAP	258	(307)
Current year adjustments per Canadian GAAP [b]	—	—

Net income (loss) from assets to be distributed, as adjusted per Canadian GAAP	258	(307)

Net loss, per US GAAP	(1,179)	(606)
Current year adjustments per Canadian GAAP	—	—

Net loss per Canadian GAAP	(1,179)	(606)

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

Condensed consolidated balance sheet:

	2004		2003
	US	Canadian	US	Canadian
	GAAP	GAAP	GAAP	GAAP
(Amounts in $000’s)	$	$	$	$

Cash and cash equivalents	779	779	47	47
Trade and other receivables	3	3	446	446
Due from related parties	53	53	38	38
Prepaid expenses	25	25	126	126
Current assets from assets to be distributed	2,854	2,854	940	940
Investment in joint venture [a]	3,890	—	1,642	—
Property and equipment [a]	2	3,972	3	1,725
Patents	262	262	108	108
Goodwill	230	230	230	230
Long term assets related to operations to be distributed	6,832	6,832	6,122	6,122

Total assets	14,930	15,010	9,702	9,782

Accounts payable and accrued liabilities [a]	757	837	352	432
Current liabilities related to operations to be distributed	670	670	582	582
Minority interest	3,000	3,000	—	—
Long term liabilities related to operations to be distributed	5,104	5,104	2,409	2,409
Common shares [c]	2	19,624	2	19,583
Additional paid in capital [c]	19,786	—	19,581	—
Contributed surplus [c]	—	164	—	—
Share purchase loan	(41)	(41)	—	—
Accumulated other comprehensive income [c]	69	—	14	—
Accumulated deficit [c]	(14,417)	(14,348)	(13,238)	(13,224)

Total liabilities and stockholders’ equity	14,930	15,010	9,702	9,782

Ensyn Group, Inc.

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

September 30, 2004

Condensed consolidated cash flows:

	2004		2003
	US	Canadian	US	Canadian
	GAAP	GAAP	GAAP	GAAP
(Amounts in $000’s)	$	$	$	$

Net cash provided by (used in) operating activities	191	191	(491)	(491)
Net cash provided by (used in) investing activities	(3,321)	(3,321)	(1,761)	(1,761)
Net cash provided by financing activities	5,058	5,058	1,278	1,278

Cash and cash equivalents, end of year	779	779	47	47

16. SUBSEQUENT EVENTS

Subsequent to year end on October 27, 2004, EGI and EPI entered into an Amended and Restated Advance Agreement with Ivanhoe. Under the terms of that agreement Ivanhoe paid $1,000,000 as consideration for an option to acquire a number of additional common shares of EPI which, together with the 14.5% interest previously purchased, would result in Ivanhoe owning a 19.8% equity interest in EPI. The option is exercisable in full any time within 15 business days after December 31, 2004. The exercise price of the option is $4,000,000 payable within 10 business days of exercise.

On December 11, 2004, the Company entered into an “Agreement and Plan of Merger” with Ivanhoe. It is anticipated that immediately prior to the merger, all of the common stock and related assets of the business carried on by Ensyn Renewables Inc. [“ERI”] relating to the application of the RTP™ technology for the production of renewable energy and natural chemicals will be distributed to the Company’s shareholders. After the distribution and at the time of the merger, the Company will hold all the petroleum rights to the RTP™ technology. Under the plan, the merger will take place after shareholder approval, regulatory approval and the successful operation of the Company’s petroleum Commercial Demonstration Facility [“CDF”] and certain minimum operating results are obtained.

Unaudited Interim Consolidated Financial Statements

Ensyn Group, Inc.
For the Three months ended December 31, 2004

Ensyn Group, Inc.

UNAUDITED INTERIM CONSOLIDATED BALANCE SHEETS

[thousands of U.S. dollars]

As at December 31

	December 31,	September 30,
	2004	2004
	$	$

ASSETS
Current
Cash and cash equivalents	563	779
Trade and other receivables	69	3
Due from related parties [note 9]	53	53
Prepaid expenses and other assets	18	25
Current assets related to operations to be distributed [note 4]	2,506	2,854

Total current assets	3,209	3,714

Investments- other	8	—
Investment in joint venture	4,061	3,890
Property and equipment	2	2
Patents	285	262
Goodwill	230	230
Long-term assets related to operations to be distributed [note 4]	7,374	6,832

Total assets	15,169	14,930

LIABILITIES
Current
Accounts payable and accrued liabilities	649	757
Current liabilities related to operations to be distributed [note 4]	540	670

Total current liabilities	1,189	1,427

Minority interest [note 5]	4,000	3,000
Long-term liabilities related to operations to be distributed [note 4]	5,592	5,104

	10,781	9,531

Commitments and contingencies [note 10]
Stockholders’ equity
Common shares $0.001 par value
Authorized—5,000,000 shares
Issued 1,816,767 shares [Sept 30, 2004 - 1,796,768]	2	2
Additional paid-in capital	19,809	19,786
Share purchase loan	(41)	(41)
Accumulated other comprehensive income	122	69
Accumulated deficit	(15,504)	(14,417)

Total stockholders’ equity	4,388	5,399

Total liabilities and stockholders’ equity	15,169	14,930

Ensyn Group, Inc.

UNAUDITED INTERIM CONSOLIDATED STATEMENT OF OPERATIONS

[thousands of U.S. dollars]

As at December 31

	Three Months Ended December 31,
	2004	2003
	$	$

REVENUE	107	36
Operating expenses:
Development	323	155
General and administrative	785	84
Depreciation and amortization	5	4

	1,113	243

Loss from continuing operations before the following	(1,006)	(207)
Foreign exchange gain (loss)	(1)	10
Interest expense	(1)	—

Loss from continuing operations before income taxes	(1,008)	(197)
Income tax recovery
Current	—	—
Deferred	—	—

Loss from continuing operations	(1,008)	(197)
Income (loss) from operations to be distributed, net of income taxes [note 4]	(79)	83

Net loss	(1,087)	(114)

Ensyn Group, Inc.

UNAUDITED INTERIM CONSOLIDATED STATEMENTS OF
STOCKHOLDERS’ EQUITY

[thousands of U.S. dollars]

As at December 31

					Accumulated
			Additional	Share	Other		Total
	Common Stock		Paid-in	Purchase	Comprehensive	Accumulated	Stockholders’
	Shares	Amount	Capital	Loan	Loss	Deficit	Equity
	#	$	$	$	$	$	$

Balance at September 30, 2003	1,791,268	2	19,581	—	14	(13,238)	6,359

Issuance of common stock	5,500	—	41	(41)	—	—	—
Stock option compensation	—	—	164	—	—	—	164
Exchange translation adjustment	—	—	—	—	55	—	55
Net loss	—	—	—	—	—	(1,179)	(1,179)

Comprehensive loss							(1,124)

Balance at September 30, 2004	1,796,768	2	19,786	(41)	69	(14,417)	5,399

Issuance of common stock	19,999	—	—	—	—	—	—
Stock option compensation	—	—	23	—	—	—	23
Exchange translation adjustment	—	—	—	—	53	—	53
Net loss	—	—	—	—	—	(1,087)	(1,087)

Comprehensive loss	—	—	—	—	—	—	(1,034)

Balance at December 31, 2004	1,816,767	2	19,809	(41)	122	(15,504)	(4,388)

Ensyn Group, Inc.

UNAUDITED INTERIM CONSOLIDATED STATEMENTS OF CASH FLOWS

[thousands of U.S. dollars]

As at December 31

	Three Months Ended
	December 31,
	2004	2003
	$	$

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net loss	(1,087)	(114)
Less income (loss) from operations to be distributed, net of taxes	(79)	83

Net loss before operations to be distributed	(1,008)	(197)

Items not involving cash
Amortization	5	4
Stock option compensation expense	23	—
Changes in operating assets and liabilities
Trade and other receivables	(66)	444
Due from related companies	139	278
Prepaid expenses and other assets	7	46
Accounts payable and accrued liabilities	(108)	(122)

Net cash used in operating activities	(1,008)	(453)
Net cash provided by operations to be distributed	390	343

Net cash provided by (used in) operating activities	(618)	796

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES
Patent costs	(28)	(13)
Investments	(8)	—
Investment in joint venture	(171)	(463)

Net cash used in investing activities	(207)	(476)
Net cash provided by (used in) operations to be distributed	(1,237)	330

Net cash used in investing activities	(1,444)	(146)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Ivanhoe investment in EPI	1,000	500

Net cash provided by financing activities	1,000	500
Net cash provided by (used in) operations to be distributed	291	(91)

Net cash provided by financing activities	1,291	409

Effect of exchange rate changes on cash from operations to be distributed	62	68

Net change in cash and cash equivalents	(709)	1127
Less increase (decrease) in cash and cash equivalents from operations to be distributed	(493)	650

Change in cash and cash equivalents from continuing operations	(216)	477

Cash and cash equivalents beginning of period	779	47

Cash and cash equivalents, end of period	563	524

Supplemental disclosure
Cash paid for interest from operations to be distributed	(53)	(3)

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

1. DESCRIPTION OF BUSINESS

Ensyn Group, Inc.’s business is the development, ownership and operation of facilities which utilize the Ensyn technology to upgrade heavy oil and other heavy petroleum products and to process bio-mass into chemicals and bio-fuels, and to exploit such technology through third-party arrangements. The Company was formed as a Delaware corporation on July 16, 1996.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The Company’s accounting policies are in accordance with accounting principles generally accepted in the United States. The unaudited consolidated financial statements have been prepared on a basis consistent with the accounting principles and policies reflected in the September 30, 2004 consolidated financial statements and should be read in conjunction therewith. These unaudited interim consolidated financial statements do not include all disclosures normally provided in annual consolidated financial statements and should be read in conjunction with the most recent annual consolidated financial statements. The September 30, 2004 consolidated balance sheet was derived from the audited consolidated financial statements, but does not include all disclosures required by generally accepted accounting principles (“GAAP”) in the U.S. In the opinion of management, all adjustments (which included normal recurring adjustments) necessary for the fair presentation for the interim periods have been made. The results of operations and cash flows are not necessarily indicative of the results for a full year. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and other disclosures in these consolidated financial statements. Actual results may differ from those estimates.

Basis of consolidation

These consolidated financial statements include all assets, liabilities, revenues and expenses of Ensyn Group, Inc. [“EGI”] and its 85.5% owned subsidiary Ensyn Petroleum International Limited [“EPI”] and its subsidiaries, collectively referred to herein as the “Company”. All significant inter-company accounts and transactions between continuing operations have been eliminated upon consolidation. The results of all periods presented reflect the operations of EGI’s wholly-owned subsidiary Ensyn Renewables, Inc. [“ERI”] and its subsidiaries, as operations to be distributed [see note 4].

Investments in corporate joint ventures are accounted for using the equity method.

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Foreign currency translation

The financial statements of the Company and its foreign subsidiaries have been translated into U.S. dollars in accordance with the Financial Accounting Standards Board’s [FASB] Statement No. 52, “Foreign Currency Translation.” The financial statements of the parent and foreign subsidiaries are measured using the local currency as the functional currency. All balance sheet amounts have been translated using the exchange rates in effect at the end of the applicable period. Income statement amounts have been translated using the weighted average exchange rate for the applicable period. The gains and losses resulting from the changes in exchange rates have been reported as a separate component of stockholders’ equity.

Investment tax credits

Investment tax credits which are earned as a result of qualifying research and development expenditures, are recognized when the expenditures are made and their realization is reasonably assured, and are applied to reduce the current year’s tax expense.

Cash Equivalents

Cash equivalents consist of term deposits with original maturities of three months or less.

Revenue Recognition

Revenue from the sale of goods is recognized when all of the following criteria are met: persuasive evidence of an agreement exists, delivery has occurred, the price is fixed and determinable and collection is reasonably assured. Revenue from long-term contracts is dependent on completed milestones. Revenue from service contracts is recognized as work is performed.

Patents

Legal costs incurred to obtain patents on new technology developed by the Company or developed by third parties on behalf of the Company as well as the costs of patents acquired are capitalized. These costs are amortized over the patents remaining useful life [15 years] on a straight-line basis.

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

Goodwill

Goodwill represents the excess of the purchase price over the fair value of tangible and identifiable intangible assets of businesses acquired, net of any liabilities assumed.

Goodwill and intangible assets deemed to have indefinite lives are no longer amortized but are subject to annual impairment tests.

Research and development

Research and development costs are expensed as incurred.

Income taxes

Income taxes are computed using the liability method. Under this method, deferred income tax assets and liabilities are determined based on temporary differences between the financial reporting and tax bases of assets and liabilities and are measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse.

Property and equipment

Property and equipment are recorded at cost. Depreciation is computed over the estimated useful lives as follows:

Building	4% declining balance
Office equipment	20% declining balance
Plant equipment	10% - 20% declining balance
Computer equipment	30% declining balance

Property and equipment are tested for impairment when evidence of a decline in value exists and are adjusted to estimated fair value if the asset is impaired.

Government incentives

Government incentives are recorded as a reduction of the expense on the cost of the asset acquired to which the incentive applies. The benefits are recognized when the Company has complied with the terms and conditions of the approved grant program.

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

Stock-based compensation

The Company has adopted the disclosure-only provisions of SFAS No. 123, “Accounting for Stock-Based Compensation”. The Company applies APB Opinion No. 25, “Accounting for Stock Issued to Employees” and related interpretations in accounting for its plans. Stock-based compensation provided to non-employees and affiliates of the Company is accounted for in accordance with SFAS No. 123.

In December 2004, the FASB issued SFAS 123R, Share-Based Payment, (“ SFAS 123R ”). This revised standard addresses the accounting for share-based payment transactions in which a company receives employee services in exchange for either equity instruments of the company or liabilities that are based on the fair value of the company’s equity instruments or that may be settled by the issuance of such equity instruments. Under the new standard, companies will no longer be able to account for share-based compensation transactions using the intrinsic method in accordance with APB 25. Instead, companies will be required to account for such transactions using a fair-value method and recognize the expense in the consolidated statement of income. SFAS 123R will be effective for periods beginning after June 15, 2005 and allows, but does not require, companies to restate the full fiscal year of 2005 to reflect the impact of expensing share-based payments under SFAS 123R. The Corporation has not yet determined which fair-value method and transitional provision it will follow. The impact on the Company’s financial statements of applying one of the acceptable fair-value based method of accounting for stock options is disclosed in Note 7.

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

3. AGREEMENT OF PLAN AND MERGER

On December 11, 2004, the Company entered into an “Agreement and Plan of Merger” with Ivanhoe Energy Inc. (“Ivanhoe”). It is anticipated that immediately prior to the merger, all of the common stock and related assets of the business carried on by Ensyn Renewables Inc. [“ERI”] relating to the application of the RTP™ technology for the production of renewable energy and natural chemicals will be distributed to the Company’s shareholders. After the distribution and at the time of the merger, the Company will hold all the petroleum rights to the RTP™ technology. Under the plan, the merger will take place after shareholder approval, regulatory approval and the successful operation of the Company’s petroleum Commercial Demonstration Facility [“CDF”] and certain minimum operating results are obtained.

4. OPERATIONS TO BE DISTRIBUTED

A plan to reorganize by distributing the common stock of its wholly-owned subsidiary directly to the shareholders of the Company, was initiated and is to be completed prior to the closing of the Agreement and Plan of Merger [see note 3]. This distribution will include ERI’s renewable energy and natural chemicals business, the facilities and equipment which utilize the Ensyn technology to process biomass into chemicals and all related assets and liabilities.

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

The summarized operating results and financial position data of assets to be distributed are as follows:

	Three Months Ended
	December 31,
	2004	2003
(Amounts in $000’s)	$	$

OPERATING RESULTS
Revenue	668	601

Expenses
Development expenses	(97)	(94)
Research expenses	(149)	(162)
Production	(50)	(109)
General and administrative	(158)	(91)
Depreciation and amortization	(155)	(138)
Foreign exchange loss	(20)	(12)
Gain on disposal of assets	—	91
Interest expense	(71)	(3)
Interest and dividend income	6	1

Income (loss) before taxes and minority interest	(26)	84

Income tax expense- Current	(56)	(4)
Income tax recovery- Deferred	25	25
Minority interest	(22)	(22)

Income (loss) from operations to be distributed, net of income taxes	(79)	83

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

Related party transactions

The amounts include intercompany activities between operations to be distributed and continuing operations are as follows:

	Three Months Ended
	December 31,
	2004	2003
(Amounts in $000’s)	$	$

Revenue	254	105
General and administrative	3	21

	December 31	September 30
	2004	2004
(Amounts in $000’s)	$	$

FINANCIAL POSITION DATA
Assets of operations to be distributed:
Cash	1,025	1,518
Trade and other receivables	1,350	1,204
Prepaid expenses and other assets	131	132

Total current assets	2,506	2,854

Deferred financing costs	468	467
Property and equipment	3,151	2,531
Patents	3,755	3,834

Total non-current assets	7,374	6,832

Total assets of operations to be distributed	9,880	9,686

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

LIABILITIES OF OPERATIONS TO BE DISTRIBUTED
Accounts payable and accrued liabilities	530	450
Deferred revenue	—	204
Current portion of long-term debt	10	16

Total current liabilities	540	670

Deferred income tax	986	1,011
Long-term debt	3,304	2,838
Minority interest	336	336
Redeemable preferred stock of a subsidiary	966	919

Total liabilities of operations to be distributed	6,132	5,774

Property and equipment

	December 31	September 30
	2004	2004
(Amounts in $000’s)	$	$

Office equipment	100	95
Plant equipment	1,711	1,646
Computer equipment	206	196
Construction in process	5,535	3,882
Less: government incentives	(3,410)	(2,371)

	4,142	3,448

Less: accumulated depreciation	(991)	(917)

Net property and equipment	3,151	2,531

During fiscal 2003, ERI began construction of a bio-refinery facility in Ontario, Canada for the production of natural chemicals and power. Costs related to this biomass facility are reflected as construction in process. ERI has received grant commitments for eligible costs from the Ontario and Canadian governments totaling $4,487,000 [CDN $5,400,000] and has secured a $1,683,000 [CDN $2,025,000] loan from a municipal association. As at December 31, 2004, ERI had earned and recorded cumulative grant contributions of $3,608,000 [CDN $4,343,000] of which $3,410,000 [September 30, 2004 - $2,371,000] related to construction in process.

On October 3, 2003, ERI sold its land and building for net proceeds of $492,000, resulting in a net gain on disposal of $91,000.

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

Patents

	December 31	September 30
	2004	2004
(Amounts in $000’s)	$	$

Patents	5,976	5,947
Less: accumulated amortization	(2,221)	(2,113)

Net patents	3,755	3,834

Amortization of patents anticipated for the next five years will be approximately $395,000 per year.

Long-term debt and other obligations

	December 31	September 30
	2004	2004
(Amounts in $000’s)	$	$

Canadian government agency loan with a combined interest rate of 10% payable as described below, principal repayable in two equal installments on March 31, 2009 and 2010.	2,552	2,408

Municipal government agency loan with interest of 6.78% compounded semi-annually and payable monthly, principal repayable in nine equal annual installments commencing April 1, 2006.	752	430

Lease facilities with interest at 5.2% repayable in monthly installments, including principal and interest, until March 2005.	10	16

	3,314	2,854
Less: current portion	(10)	(16)

	3,304	2,838

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

As at December 31, 2004, a subsidiary of ERI, Ensyn Technologies Inc. [“ETI”] had $10,000 due under the lease facility and has reported this balance as a current portion of long-term debt and other obligations. ETI was not in compliance with covenants for this lease facility.

Federal government agency loan

On March 29, 2004, ETI secured a loan from a Canadian government agency of $2,493,000 [CDN $3,000,000]. The loan principal is repayable in two equal installments on March 31, 2009 and March 31, 2010. Interest on the loan is calculated and payable as follows:

[i]	7% per annum calculated and paid monthly in arrears, commencing on March 31, 2004 and ending on March 31, 2007; and

[ii]	3% per annum calculated and compounded quarterly commencing on March 31, 2004 and ending on March 31, 2007, accruing up until March 31, 2009 and then payable in equal monthly installments commencing on April 30, 2009 and finishing on March 31, 2010.

[iii]	10% per annum calculated and paid monthly in arrears from April 30, 2007 to March 31, 2010.

The loan is collateralized by a general security agreement covering all of the assets and intellectual property of ERI. This security interest is subordinate to the security interest of ERI’s bank and of the municipal government agency as detailed below. The life insurance policies of three executives for a minimum amount of $831,000 [$CDN 1,000,000] each have been assigned to the borrower. In addition, warrants were granted to the lender to purchase common stock of ERI representing a 10.875% fully diluted interest. The warrants are exercisable for a period of seven years at an aggregate exercise price of $873,000 [CDN $1,050,000]. ERI recorded the fair value of these warrants of $336,000 as deferred financing costs and minority interest of the operations to be distributed and will recognize that value as non-cash interest expense over the term of the loan agreement.

Municipal government agency loan

On March 31, 2003 ETI secured a loan from a municipal government agency having a maximum borrowing limit of $1,683,000 [CDN $2,025,000]. As of September 30, 2004, ETI has received $752,000 [CDN $905,000]. The loan bears interest at a rate of 6.78% per annum compounded semi-annually and is payable monthly. Loan principal is repayable in nine equal annual installments commencing on April 1, 2006 and ending on April 1, 2014. The loan is collateralized by a security interest in all present and future tangible property of ETI. This security interest is subordinate only to ETI’s bank for up to $1,662,000 [CDN $2,000,000]. EGI has agreed to

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

advanced if ETI cannot meet certain debt servicing ratios required under this loan and will be limited to the amount necessary, when added to earnings, will achieve the debt servicing ratio. No interest or payments, on these advances, can be made until the Municipal Government Agency Loan has been repaid in full.

Operating line of credit

The Company has an operating line of credit with a maximum borrowing limit of $166,000 [CDN $200,000] with interest at bank prime plus 0.5%. As at December 31, 2004, $nil [September 30, 2004 - nil] had been drawn on this facility.

The minimum loan principal payments required in the next five years are as follows:

(Amounts in $000’s)	$

Year ending September 30, 2005	10
2006	84
2007	84
2008	84
2009	1,276
Thereafter	1,776

3,314

Redeemable preferred stock of a subsidiary

In connection with the acquisition of ETI on February 26, 1999, a wholly-owned subsidiary of ERI issued 3,637,500 shares of preferred stock. The preferred stock has a par value of $1.42 [Cdn $1.80] and a liquidation value of the same amount plus accrued and unpaid dividends [“Ensyn Preferred Stock”]. The Ensyn Preferred Stock is redeemable at any time by the ERI subsidiary and has a 5% cumulative annual dividend rate, payable on February 26. The subsidiary redeemed 263,495 shares in 2004 and 3,125 shares in 2003. The accrued dividend is reflected as minority interest.

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

In January 2003, 28,930 Ensyn Preferred Stock were acquired by EGI in exchange for common stock of EGI under a private placement. In addition, EGI also issued $761,000 shares of common stock in exchange for 616,950 shares of preferred stock in entities controlled by holders of Ensyn Preferred Stock [“Shareholders Preferred Stock”], having the same terms as the Ensyn Preferred Stock. Any payment of interest, retraction or redemption of the Ensyn Preferred Stock will result in the same payment of interest, retraction or redemption in the Shareholders Preferred Stock held by ERI. On September 30, 2003, as part of the reorganization, ERI acquired the shareholder’s preferred stock from EGI. The Ensyn Preferred Stock has been disclosed net of the Shareholders Preferred Stock.

In January 2002, a majority of Ensyn Preferred Stock shareholders agreed to extend the period over which the ERI subsidiary will purchase their stock in exchange for an annual deferral fee of 2.5% on the balance of shares subject to extension and certain other rights. Shareholders of 616,950 shares of Ensyn Preferred Stock have agreed to waive any interest and deferral fee payable on the Ensyn Preferred Stock held by them up to the period ended February 26, 2003.

The Ensyn Preferred Stock, disclosed net of the Shareholders Preferred Stock, are redeemable as follows:

	Ensyn Preferred		Shareholder		Ensyn Preferred
	Stock		Preferred Stock		Stock, net
Date	Shares	$000’s	Shares	$000’s	Shares	$000’s

February 26, 2005	645,880	966	322,940	483	322,940	483
February 26, 2006	645,880	966	322,940	483	322,940	483

	1,291,760	1,932	645,880	966	645,880	966

The Ensyn Preferred Stock is not convertible into any other security of the Company, and the holders thereof have no voting rights.

5. MINORITY INTEREST

In fiscal 2004, Ivanhoe Energy Inc. [“Ivanhoe”] acquired a total of 6,580 common shares of EPI representing a 14.5% interest for total consideration of $3,000,000 [see note 11]. On October 27, 2004, EGI and EPI entered into an Amended and Restated Advance Agreement with Ivanhoe. Under the terms of that agreement Ivanhoe paid $1,000,000 as consideration for an option to acquire a number of additional common shares of EPI which, together with the 14.5% interest previously purchased would result in Ivanhoe owning a 19.8% equity interest in EPI. The option

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

is exercisable in full any time within 15 business days after December 31, 2004. The exercise price of the option is $4,000,000 payable within 10 business day of exercise.

6. CAPITAL STOCK

In March 2004, the Company issued 5,500 shares of common stock for $41,250 to an officer of the Company in exchange for a 2% interest bearing promissory note, repayable in 2 equal installments on March 31, 2005 and March 31, 2006. The Company has recorded this share purchase loan as a reduction of capital.

In December 2004 the Company issued 19,999 shares to a consultant in exchange for canceling 600 options to purchase common stock of Ensyn Petroleum International Limited at $193.00 per share.

7. STOCK OPTIONS

EGI has qualified and non-qualified stock option plans that provide for the issuance of a maximum total of 180,000 options to acquire shares in the common stock of EGI. Eligible participants in the plans include employees, consultants and directors of the Company.

All stock options expire ten years from the date granted and vest over service periods that range from the date of the grant to five years. All issued options have an exercise price of $7.50 - $80 per share.

The exercise price of options granted pursuant to the qualified plan is 100% of the fair market value when granted as determined by a committee of the Board of Directors set up to administer the plan. The non-qualified plans provide for the issuance of non-qualified stock options with an exercise price of no less than 50% of the current fair market value of the stock.

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

The following is a summary of EGI’s stock option activity:

		Weighted Average
		Exercise Price
	Options	Per Share
	#	$

Balance at September 30, 2003	153,610	47.80
Granted in the year	40,000	7.50
Exercised	(5,500)	7.50
Expired	(14,100)	53.50
Forfeited	(28,250)	73.19

Balance at September 30, 2004	145,760	$32.79

Granted in the period	20,000	$15.00
Exercised	—	—
Expired	(195)	$34.61

Balance at December 31, 2004	165,565	$30.64

Exercisable at December 31, 2004	155,565	$31.64

As at December 31, 2004, outstanding EGI options are summarized as follows:

Option Exercise	Number of Options	Number of
Price	Outstanding	Options Vested	Expiry
$	#	#

$7.50	40,500	40,500	October 1, 2013
15.00	20,000	10,000	October 11, 2014
20.00	24,960	24,960	March 3 - August 7, 2007
30.00	26,380	26,380	September 30, 2012
40.00	8,445	8,445	November 14, 2011 - March 28, 2012
50.00	21,000	21,000	March 1 - October 1, 2008
60.00	5,800	5,800	May 16, 2010
70.00	3,560	3,560	September 30, 2010 - November 30, 2011
80.00	14,920	14,920	May 13, 2009 - July 15, 2009

	165,565	155,565

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

Accounting for stock options
Pro forma information regarding the net loss is required by SFAS 123, and has been determined as if the Company has accounted for its stock options under the fair value method consistent with the method prescribed by that Statement. The fair values for these options were estimated at the date of grant using the minimum value option pricing model with the following assumptions for December 31, 2004 and September 30, 2004: risk-free interest rates of 4% [September 30,2004 - 4%], dividend yield of 0% and an expected life of four years [September 30, 2004 - four years]. The effects of applying SFAS 123 for recognizing compensation expense or providing pro forma disclosures may not be representative of the effects on reported net income or loss for future years.

The pro forma information is as follows:

	Three Months	Year
	Ended	Ended
	December 31,	September 30

	2004	2004
(Amounts in $000’s)	$	$

Net loss from continuing operations, as reported	1,008	1,437
Pro forma compensation expense (recovery) for the year	90	(627)

Pro forma net loss from continuing operations	1,098	810

In October 2004 the Company issued options to consultants and recorded additional paid-in capital of $23,000.

EPI stock options
EPI has established the EPI 2001 Stock Incentive Plan for employees, directors and consultants of EPI that provide for the issuance of a maximum total of 10% of EPI’s issued common stock. As at December 31, 2004 this equated to 4,538 shares. Under the terms of the plan, options are granted having an exercise price at fair market value, a 10 year term to expiry and vesting periods ranging from the date of grant to two years.

The following is a summary of stock option activity for the EPI plan:

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

		Weighted Average
		Exercise Price
	Options	Per Share
	#	$

Balance at September 30, 2003	1,800	346.50

Granted in the year	1,685	213.19
Exercised	—	—
Expired	(800)	500.00

Balance at September 30, 2004	2,685	216.90
Granted in the year	—	—
Exercised	(600)	$193.00

Balance at December 31, 2004	2,085	$223.78

Exercisable at December 31, 2004	1,699	$230.77

As at December 31, 2004 outstanding EPI options are summarized as follows:

Option Exercise	Number of Options	Number of
Price	Outstanding	Options Vested	Expiry
$	#	#

193.00	300	300	July 1, 2013
193.00	1,550	1,164	October 1, 2013
500.00	100	100	May 9, 2013
441.00	135	135	July 1, 2014

	2,085	1,699

8. WARRANTS

The Company has issued warrants for acquiring common shares of the Company pursuant to financing and project development activities. The following is a summary of warrant activity:

		Weighted Average
		Exercise Price
	Warrants	Per Share
	#	$

Balance at September 30, 2003	147,250	65.40
Granted in the year	20,000	25.00

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

		Weighted Average
		Exercise Price
	Warrants	Per Share
	#	$

Balance at September 30, 2004	167,250	60.57
Granted in the quarter ended December 31, 2004	—	—

Balance at December 31, 2004	167,250	60.57

No warrants were exercised, forfeited or expired during the three months ended December 31, 2004 or during the year ended September 30, 2004.

The following table summarizes information about the Company’s warrants outstanding at December 31, 2004:

Warrant Exercise	Number of
Price	Shares	Expiry
$	#

25.00	40,000	October 1, 2005
30.00	25,000	One year after Initial Public Offering of Company
40.00	10,000	One year after Initial Public Offering of Company
80.00	62,250	One year after Initial Public Offering of Company
100.00	20,000	One year after Initial Public Offering of Company
100.00	10,000	December 17, 2005

	167,250

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

9. RELATED PARTY TRANSACTIONS

The Company incurred the following expenditures with related parties during the year:

	Three Months Ended
	December 31,

	2004	2003
(Amounts in $000’s)	$	$

Development	256	106
General and administration	47	39

During the three months ended December 31, 2004 the Company recorded consulting fees of $32,000 [three months ended December 31, 2003 - $32,000] to directors of the Company and recorded legal fees to an immediate family member of a director of $17,000 [three months ended December 31, 2003 - $9,000]. The Company also recorded development and administrative expenses of $254,000 [three months ended December 31,2003 - $104,000] from the operations to be distributed.

During the three months ended December 31, 2004 the Company has recorded revenue to operations to be distributed of $3,000 [three months ended December 31,2003 - $21,000] and revenue from the Joint Venture of $104,000 [three months ended December 31,2003 - $36,000].

Amounts due from related parties have no fixed repayment terms, are non-interest bearing and are comprised as follows:

	December 31,	September 30,
	2004	2004
	$	$

Due from related parties
Due from officers	53	53

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

10. COMMITMENTS AND CONTINGENCIES

A subsidiary of EPI has a contingent future obligation to pay $1.9 million in the event, and at such time that, the sale of units incorporating the RTP technology for petroleum applications reach a total of $100 million.

EGI has agreed to advance to a subsidiary of ERI amounts up to $415,000 [CDN $500,000]. Amounts will only be advanced if this subsidiary cannot meet certain debt servicing ratios required under a municipal government agency loan agreement, and will be limited to the amount necessary, when added to earnings, will achieve the debt servicing ratio. No interest or payments, on these advances, can be made until this loan has been repaid in full.

Under the terms of the License Agreement with Aera, EPI is responsible for restoring the site to its original condition.

EGI has guaranteed the payment of a 5% cumulative annual dividend, payable February 26th and the redemption of the preferred stock issued by a subsidiary of ERI. As at December 31, 2004, all dividends accrued up to February 26, 2004 have been paid and the preferred stock is redeemable as follows:

Redemption
Date (amounts in $000’s)	$

February 26, 2005	483
February 26, 2006	483

966

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

11. CONCENTRATIONS OF CREDIT RISK

Potential concentrations of credit risk for the Company relate principally to cash and cash equivalents. The Company deposits short-term cash surpluses only with high credit quality banks.

The Company had revenue from the following sources:

	% of revenue
	Three Months Ended
	December 31,

	2004	2003
(Amounts in $000’s)%		%

Joint venture	97	64
Related party	3	36

	100	100

12. DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The Company’s consolidated interim financial statements have been prepared in accordance with US GAAP which, in the case of the Company, is in conformity in all material respects with Canadian GAAP, with the following exceptions:

[a]	The Company accounts for its joint venture investments using the equity method. Under Canadian GAAP, the joint venture would be accounted for using the proportionate consolidation method.

[b]	The Company accounts for research and development tax credits as a reduction to the tax provisions. Under Canadian GAAP these credits would be recorded as a reduction to research expenditures.

[c]	The Company accounts for capital at par value and additional paid-in-capital. Under Canadian GAAP capital is disclosed as capital stock and contributed surplus. Also under Canadian GAAP accumulated other comprehensive income is not disclosed.

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

Effects on the consolidated net earnings:

	Three Months Ended
	December 31,

	2004	2003
(Amounts in $000’s)	$	$

Net loss from continuing operations per US GAAP	(1,008)	(197)
Current period adjustments per Canadian GAAP	—	—

Net loss from continuing operations, as adjusted per Canadian GAAP	(1,008)	(197)

Net income (loss) from assets to be distributed, net of income taxes per US GAAP	(79)	83

Current period adjustments per Canadian GAAP [b]	—	—
Net income (loss) from assets to be distributed, as adjusted per Canadian GAAP	(79)	83

Net loss, per US GAAP	(1,087)	(197)
Current period adjustments per Canadian GAAP	—	—

Net loss per Canadian GAAP	(1,087)	(197)

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

Condensed consolidated balance sheet:

	December 31,		September 30,
	2004		2004
	US	Canadian	US	Canadian
	GAAP	GAAP	GAAP	GAAP
(Amounts in $000’s)	$	$	$	$

Cash and cash equivalents	563	563	779	779
Trade and other receivables	69	69	3	3
Due from related parties	53	53	53	53
Prepaid expenses	18	18	25	25
Current assets from assets to be distributed	2,506	2,506	2,854	2,854
Investments	8	8	—	—
Investment in joint venture [a]	4,061	—	3,890	—
Property and equipment [a]	2	4,143	2	3,972
Patents	285	285	262	262
Goodwill	230	230	230	230
Long term assets related to operations to be distributed	7,374	7,374	6,832	6,832

Total assets	15,169	15,249	14,930	15,010

Accounts payable and accrued liabilities [a]	649	729	757	837
Current liabilities related to operations to be distributed	540	540	670	670
Minority interest	4,000	4,000	3,000	3,000
Long term liabilities related to operations to be distributed	5,592	5,592	5,104	5,104
Common shares [c]	2	19,624	2	19,624
Additional paid in capital [c]	19,809	—	19,786	—
Contributed surplus [c]	—	187	—	164
Share purchase loan	(41)	(41)	(41)	(41)
Accumulated other comprehensive income [c]	122	—	69	—
Accumulated deficit [c]	(15,504)	(15,382)	(14,417)	(14,348)

Total liabilities and stockholders’ equity	15,169	15,249	14,930	15,010

Ensyn Group, Inc.

CONDENSED NOTES TO UNAUDITED INTERIM
CONSOLIDATED FINANCIAL STATEMENTS

[all amounts are in U.S. dollars unless otherwise stated]

December 31, 2004

There are no differences between Canadian and US GAAP with respect to the interim consolidated statements of cash flows.

13. SUBSEQUENT EVENTS

On March 7, 2005 Ivanhoe advanced $200,000 to the Company in exchange for a promissory note, bearing interest at a rate of 5 % per annum and repayable anytime prior to March 3, 2006. The Company has no obligation to pay any interest or principal until March 3, 2006.

The Company and Ivanhoe are distributing a Joint Information Circular with respect to the pending sale of Ensyn, as described in Note 3. The sale is anticipated to close in April 2005.